Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
00506TAB1
800907AG2
984121BN2
Issuer
ACTIVANT SOLUTIONS INC
SANMINA-SCI CORP
XEROX CORPORATION
Underwriters
DBSI, JP Morgan
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
Citigroup, JP Morgan, Bear Stearns, CSFB,
DBSI, Merrill Lynch, BNP Paribas, Danske
Bank, HSBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
COOPCP FRN 4/1/2010
SANM 6.75% 3/1/2013
XRX 6.875% 8/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
JP Morgan
SALS
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2005
2/16/2005
8/5/2004
Total amount of offering sold to QIBs
120,000,000
400,000,000
750,000,000
Total amount of any concurrent public offering
0
0
0
Total
120,000,000
400,000,000
750,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
1.50%
Rating
B2/B+
B1/B
Ba2/B+
Current yield
3.13%
6.75%
6.88%
Benchmark vs Spread (basis points)
600 bp
270 bp
135 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65474YAD7
65474XAD9
23383VCH1
Issuer
NISSAN AUTO RECEIVABLES OWNER
TRUST
NISSAN AUTO RECEIVABLES OWNER
TRUST
DAIMLER CHYSLER AUTO TRUST
Underwriters
DBSI, ABN AMRO, JP Morgan, Merrill Lynch,
Morgan Stanley, SG Corporate, Williams
Capital
ABN AMRO, Citigroup, DBSI, JP Morgan,
Merrill Lynch, SG Corporate, Williams Capital
Citigroup, Barclays, DBSI, ABN AMRO, BoA,
Banc One, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NAROT 2005-A A4 3.82% 7/15/2010
NAROT 2004-C A4 2.85% 3/15/2010
DCAT 2004-A A4 2.58% 4/8/2009
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
Citigroup, Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/5/2005
9/8/2004
3/4/2004
Total amount of offering sold to QIBs
324,345,000
318,220,000
282,000,000
Total amount of any concurrent public offering
0
0
0
Total
324,345,000
31,822,000
282,000,000
Public offering price
 $                                                           99.98
 $                                                         100.00
 $                                                           99.31
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.22%
0.23%
0.25%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.82%
2.85%
1.40%
Benchmark vs Spread (basis points)
1 bp
0 bp
0 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
06738C828
4042Q1AA5
46627NAA3
Issuer
BARCLAYS BANK PLC
HSBC BANK USA
JP MORGAN CPAITAL XV
Underwriters
Barclays Capital, BNP Paribas, Citigroup,
CSFB, Goldman Sachs, JP Morgan, Merrill
Lynch, Morgan Stanley, UBS, DBSI, Wachovia
HSBC
JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BACR 6.278% 12/15/2034
HSBC 5.875% 11/1/2034
JPM 5.875% 3/15/2035
Is the affiliate a manager or co-manager of offering?
Jr. Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/1/2005
10/18/2004
3/10/2005
Total amount of offering sold to QIBs
1,000,000,000
1,000,000,000
1,000,000,000
Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000
1,000,000,000
1,000,000,000
Public offering price
 $                                                         100.00
 $                                                           99.47
 $                                                           99.41
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.65%
0.88%
1.00%
Rating
Aa3/A+
Aa3/A+
A-/A
Current yield
6.28%
5.91%
5.92%
Benchmark vs Spread (basis points)
200 bp
100 bp
140 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
018772AA1
03075WAA1
170032AQ9
Issuer
ALLIANCE ONE INTL INC
AMERIQUAL GROUP LLC/FIN
CHIQUITA BRANDS INTL
Underwriters
DBSI, Wachovia, ING Financial
Jefferies
Morgan Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AOI 11% 5/15/2012
AMERIQ 9% 4/1/2012
CQB 7.5% 11/1/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Wachovia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/10/2005
3/24/2005
9/21/2004
Total amount of offering sold to QIBs
315,000,000
105,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
315,000,000
105,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.50%
1.38%
Rating
B2/B
B1/B+
B3/B-
Current yield
11.00%
9.00%
7.50%
Benchmark vs Spread (basis points)
703 bp
497 bp
420 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
001031AD5
38470RAB7
20902YAD4
Issuer
AEP INDUSTRIES INC
GRAHAM PACKAGING CO
CONSOLIDATED CONTAINER CO
Underwriters
Merrill Lynch, DBSI
Citigroup, DBSI, Goldman Sachs, ABN Amro,
Lehman Brothers
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AEPI 7.875% 3.15.2013
GRAHAM 9.875% 10/15/2014
CONCON 10.75% 6/15/2009
Is the affiliate a manager or co-manager of offering?
Co-Manager
Joint Lead Manager
Sole Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
Citigroup
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/10/2005
9/29/2004
5/11/2004
Total amount of offering sold to QIBs
175,000,000
375,000,000
207,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
375,000,000
207,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           72.51
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
B2/B
Caa2/CCC+
B3/CCC
Current yield
7.88%
9.88%
13.22%
Benchmark vs Spread (basis points)
348 bp
398 bp
397 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
125896AX8
00130HBC8
019471152
Issuer
CMS ENERGY
AES CORPORATION
SWIFT ENERGY CO
Underwriters
Citigroup, DBSI, BNP Paribas, Wedbush
Citigroup, DBSI, ABN Amro, BofA, BNP
Paribas, Credit Lyonnais, CSFB, Lehman
Brothers, Merrill Lynch, UBS
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferson
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 6.3% 2/1/2012
ES 7.75% 3/1/2014
SFY  7.625% 7/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/13/2005
2/10/2004
6/9/2004
Total amount of offering sold to QIBs
150,000,000
500,000,000
150,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
500,000,000
150,000,000
Public offering price
 $                                                           99.82
 $                                                           98.29
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.15%
2.25%
Rating
B1/B+
B1/B-
B1/BB-
Current yield
6.33%
8.02%
7.63%
Benchmark vs Spread (basis points)
237 bp
390 bp
314 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AF3
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC
Capital, RBS, SG Corporate, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8.375% 1/15/2014
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
100,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
100,000,000
400,000,000
875,000,000
Public offering price
 $                                                         102.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B3/B-
B2/B-
B2/B+
Current yield
7.98%
8.75%
8.25%
Benchmark vs Spread (basis points)
237 bp
399 bp
425 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AG1
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC,
RBS, SG, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 7% 2/15/2015
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
250,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
400,000,000
875,000,000
Public offering price
 $                                                         102.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B1/B-
B2/B-
B2/B+
Current yield
6.67%
8.75%
8.25%
Benchmark vs Spread (basis points)
285 bp
399 bp
425 bp


Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
165167BM8
165167BK2
165167BJ5
Issuer
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
CHESAPEAKE ENERGY CORP
Underwriters
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup, Morgan
Stanley, ABN Amro, Bosc, Calyon, Comerica,
Fortis, Harris, Piper Jaffray, RBC, RBS
BoA, CSFB, DBSI, Lehman Brothers, UBS,
Bear Stearns, BNP Paribas, Citigroup,
Comerica, Morgan Stanley, Raymond James,
RBC, Suntrust, TD Waterhouse, Wells Fargo
BoA, Bear Stearns, Lehman Brothers, Morgan
Stanley, UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHK 6.625% 1/15/2016
CHK 6.375% 6/15/2015
CHK 7 8/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
N/A
Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/13/2005
12/1/2004
8/15/2004
Total amount of offering sold to QIBs
600,000,000
600,000,000
300,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
600,000,000
300,000,000
Public offering price
 $                                                           99.07
 $                                                           99.06
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.75%
1.75%
Rating
Ba3/BB-
Ba3/BB-
Ba3/BB-
Current yield
6.75%
6.50%
7.00%
Benchmark vs Spread (basis points)
238 bp
215 bp
203 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
15101QAC2
87922RAD4
800907AG2
Issuer
CELESTICA INC
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
Underwriters
BoA, Citigroup, DBSI, CIBC, Keybank, RBC
Capital, Scotia Capital, Wachovia
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN Amro,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CLS 7.625% 7/1/2013
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which purchased
BoA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/16/2005
3/11/2005
2/16/2005
Total amount of offering sold to QIBs
250,000,000
300,000,000
400,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
300,000,000
400,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.75%
2.00%
Rating
B2/B
B-/B-
B1/B
Current yield
7.63%
10.00%
6.75%
Benchmark vs Spread (basis points)
370 bp
756 bp
368 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45820EAK82
019579760
65250GAC8
Issuer
INTELSAT BERMUDA LTD
KABEL DEUTSCHLAND GMBH
NEW SKIES SATELLITES NV
Underwriters
CSFB, DBSI, Lehman Brothers
Deutsche Bank AG London, Citigroup,
Goldman Sachs, Morgan Stanley
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
INTEL 8.25% 1/15/2013
KABEL 10.625% 7/1/2014
NSKIES 9.125% 11/1/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Lead Manager
Lead Manager
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/24/2005
6/24/2004
10/22/2004
Total amount of offering sold to QIBs
875,000,000
610,000,000
125,000,000
Total amount of any concurrent public offering
0
0
0
Total
875,000,000
610,000,000
125,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.59%
2.75%
Rating
B2/B+
B2/B
Caa1/B-
Current yield
8.25%
10.63%
9.13%
Benchmark vs Spread (basis points)
425 bp
600 bp
538 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
87922RAA0
800907AG2
55932RAE7
Issuer
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
Underwriters
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TELCOR 8.875% 3/1/2013
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/25/2005
2/16/2005
12/16/2004
Total amount of offering sold to QIBs
300,000,000
400,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
400,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.50%
Rating
B3/B-
B1/B
B2/B-
Current yield
8.88%
6.75%
8.00%
Benchmark vs Spread (basis points)
471 bp
251 bp
276 bp
Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
800907AG2
55932RAE7
35687MAC1
Issuer
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
FREESCALE SEMICONDUCTOR
Underwriters
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which purchased
SALS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/16/2005
12/16/2004
7/16/2004
Total amount of offering sold to QIBs
400,000,000
250,000,000
 $                                                 500,000,000
Total amount of any concurrent public offering
0
0
 $                                                                -
Total
400,000,000
250,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.10%
2.50%
Rating
B1/B
B2/B-
Ba2/BB+
Current yield
6.75%
8.00%
7.13%
Benchmark vs Spread (basis points)
270 bp
276 bp
275 bp









Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74913GAL9
74913GAD7
62941FAE8
Issuer
QWEST CORPORATION
QWEST CORPORATION
NTL CABLE PLC
Underwriters
DBSI, Merrill Lynch, BoA, UBS
DBSI, Goldman Sachs, Lehman Brothers,
BoA, CSFB, Wachovia, BNY Capital,
Citigroup, Royal Bank of Scotland, Wells
Fargo
CSFB, DBSI, Goldman Sachs, Morgan
Stanley
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS FRN 6/15/2013
QUS 7.875% 9/1/2011
NTLI 0% 10/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Joint Lead Manager
Joint Lead Manager
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
6/8/2005
8/12/2004
4/2/2004
Total amount of offering sold to QIBs
750,000,000
825,000,000
100,000,000
Total amount of any concurrent public offering
0
0
0
Total
750,000,000
825,000,000
100,000,000
Public offering price
 $                                                         100.00
 $                                                           98.68
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.50%
2.50%
Rating
Ba3/BB-
Ba3/BB-
B3/B-
Current yield
6.67%
8.15%
8.65%
Benchmark vs Spread (basis points)
325 bp
336 bp
536 bp

Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
87922RAD4
800907AG2
55932RAE7
Issuer
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
Underwriters
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
TELCOR 10% 3/15/2013
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/11/2005
2/16/2005
12/16/2004
Total amount of offering sold to QIBs
300,000,000
400,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
400,000,000
250,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.50%
Rating
B3/B-
B1/B
B2/B-
Current yield
10.00%
6.75%
8.00%
Benchmark vs Spread (basis points)
556 bp
251 bp
276 bp